UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 18, 2006

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 23, 2006, Supertel Hospitality, Inc. filed a current report on Form 8-K to report on the acquisition on August 18, 2006 of six Savannah Suites extended-stay hotel facilities from affiliated entities of Savannah Suites. This amendment is filed to provide the required financial statements of the six hotels acquired and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements for the year ended December 31, 2005 and the unaudited financial statements for the six months ended June 30, 2006 for the six hotels acquired from affiliated entities of Savannah Suites are included in Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information on the acquisition of the six hotels is included in Exhibit 99.2 to this report and incorporated herein by reference.

(c)	Exhibits.

23.1	Consent of KPMG LLP

99.1	Audited financial statements for the year ended December 31, 2005 and unaudited financial statements for the six months ended June 30, 2006 for six hotels acquired from affiliated entities of Savannah Suites.

99.2	Pro forma financial information on the acquisition of six hotels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: November 2, 2006	By:	/s/ Donavon A. Heimes
		Name:	Donavon A. Heimes
		Title:	Chief Financial Officer, Treasurer and Secretary